Advantage Advisers, Inc.

The Mexico Equity and Income Fund, Inc.

Semiannual Report

January 31, 1999

The Mexico Equity
and Income Fund, Inc.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

--------------------------------------------------------------------------------
THE MEXICAN STOCK MARKET

For the six-month period ended January 31, 1999, the Bolsa Index posted a loss of 18.0%. For the trailing year through January 31, 1999, the Bolsa was down 28.0%. The best-performing sectors from August 1, 1998 to January 31, 1999 in the Mexican market included Department Stores with a return of -.24%, Mining -.003% and Communications and Transports -.09%. The worst performing sectors included Construction -45.35%, Steel -44.02% and Financial Groups -34.11%.

We believe investors are beginning to recognize Mexico as an alternative avenue for Latin American and emerging market allocations. This has been a direct result of the Brazilian and Russian crisis of the past year. We believe this recognition may help stabilize Mexico's stock market performance in 1999.

--------------------------------------------------------------------------------
FUND PERFORMANCE & PORTFOLIO STRATEGY

For the six-month period ended January 31, 1999, the Fund's net asset value
(NAV) return was -23.9%. During the same period, the Bolsa Index declined 18.0%. The Fund's underperformance in relation to the Bolsa Index was due in part to the sale of securities, 14.9% of the total portfolio, to meet the need for the $0.93 per share shareholder distribution in January of 1999. This sale was made throughout the first half of January, when the market got off to one of its worst starts in a year, plummeting 30%, ending the month with only a 2.6% loss. In addition, the fund sold 22.0% of its to rebuild the Fund's fixed income exposure. Rebuilding of the fixed income position was necessary to maintain a defensive investment strategy. As of January 31, 1999, the Fund's allocation of net assets was 68.4% in equities, 17.2% in fixed income and 7.3% in convertible bonds and 7.1% in cash and cash equivalents.

For the period August 1, 1998 through January 31, 1999, the Fund successfully sold small cap and illiquid stocks totaling 14.0% of the equity allocation. Consequently, 68.0% of its equity allocation is now invested in highly liquid stocks whose characteristics include balance sheet strength, good management and strong earnings estimates with significant US dollar revenue. The Fund has maintained a defensive investment strategy by averaging a 19% exposure to fixed income securities and a 7.3% exposure to convertible bonds during 1998.

--------------------------------------------------------------------------------
REVIEW OF KEY ECONOMIC SECTORS

INDUSTRIAL CONGLOMERATES
13.9% of the Fund's total investments

In 1998, the Industrial Conglomerates sector was affected by the Asian crisis more than any other Bolsa sector. The majority of these companies underperformed the Bolsa Index in 1998. The sharp fall

THE MEXICO EQUITY AND INCOME FUND, INC.

in Industrial Conglomerates' share prices resulted from investors' perception of risk, as these companies have high leverage and a greater exposure to commodities markets. These share prices have not been linked to operating performance. We believe that the undervaluation of their multiples is unjustified, as operating results have been relatively good. Therefore, we believe the share prices of most Industrial Conglomerates have a strong upside potential and will outperform the Bolsa Index once volatility in international markets subsides.

FOOD, BEVERAGE AND TOBACCO
12.8% of the Fund's total investments

In 1998, food companies registered improvements in volume, operating profits and margins. Exports continued to grow at attractive rates because of price competitiveness, quality standards and geographical location. After growing 10.6% in 1998, we believe consumption may slow down in 1999. If consumption growth slows in 1999, sales growth and operating profitability might be negatively affected.

The most notable influences on this industry's profitability were lower grain prices, weak international demand and higher supply, which contributed to 10-year historic lows in wheat and corn prices in 1998. Wheat prices dropped 22% during 1998, while corn prices fell 16% in dollar terms versus the same period last year. Prices are expected to remain low throughout 1999 since demand remains weak.

COMMUNICATION AND TRANSPORTATION
11.1 % of the Fund's total investments

In 1998, the regulation of Mexico's telecommunications industry continued, including the setting of prices and rates. These regulations came as a result of the market opening and the entry of new participants. Telmex, a telephone services provider, continues to negotiate rates for incoming calls from the US and has begun penetrating the US market. Responding to competitive pressures, Telmex has reduced interconnection rates in Mexico.

During 1998, broadcasting companies faced tough competition for higher ratings, viewer audience and advertising market share. In 1999, these companies could experience greater competition as television advertising expenditures are expected to be lower.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS as of january 31, 1999

GRUPO CARSO, S.A. de C.V.
5.8 % of the Fund's total investments

Grupo Carso is an Industrial Conglomerate that participates in different sectors of the Mexican economy. Grupo Carso has eight main subsidiaries: Condumex (produces and sells electricity wire and PVC); Nacobre (mining-metallurgic sector, produces and sells copper derivatives and alloys as well as bars, steel sheet, foil and aluminum products); Cigatam (tobbaco); Gsanborn (operates restaurants

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

and department stores); Sears (department stores); Corporacion Industrial Llantera (produces car tires); Porcelanite (ceramic coverings); and Frisco (mining sector, produces hydrofluoric acid).

Grupo Carso's business strategy consists of buying undervalued companies and maximizing their long-term value and growth. After taking control of a company, Grupo Carso typically focuses on its main businesses and actively manages the company to improve cash flow and profitability. Although Grupo Carso's Board of Directors participates in the management of each subsidiary, each maintains separate management. Annual sales totaled US$ 4.5 billion in 1998 (estimated), and its market capitalization is US$ 2.6 billion as of January 31, 1999.

FOMENTO ECONOMICO MEXICANO S.A. de C.V., (FEMSA)
5.4% of the Fund's total investments

Femsa is Mexico's leading soft drink company and second-largest beer company. The company has four divisions: Beer, (Femsa) 39%, Soft drinks, (KOF) 37%, Convenience Stores (Oxxo) and Packaging (Femsa) with 3.5% and 18%, respectively, of total sales.

The company's beer division has a 45% market share. In 1994, John Labbat, Canada's second-largest beer company, acquired 22% of the beer division. Femsa owns 51% of KOF, which owns the largest Coca-Cola franchise in Mexico, and covers the markets of the Valley of Mexico (including Mexico City) and the Southeast of Mexico with 12 bottling plants. In 1994, KOF acquired a new franchise in Argentina. Coca-Cola Co. has a 30% stake in KOF's capital. The packaging division sells 62% of its production to the Group's beer and soft drink divisions.

Femsa's annual sales totaled US$ 2.8 billion in 1998 and its market capitalization was US$ 2.8 billion as of January 31, 1999.

CIFRA S.A. de C.V., (CIFRA)
5.3% of the Fund's total investments

Cifra is the main commercial chain in Mexico. As of January 1999, its 413 operating units included 190 self-service stores, 43 department stores and 180 restaurants. In 1998, Cifra posted US$5.2 billion in revenues. In 1991, it formed a Wholesale Club (Sam's Club) in a joint venture with the Wal-Mart Stores, Inc., a company that was extended in May 1992 to the new self-service stores (Aurrera, Bodega Aurrera Superama and Wal-Mart Supercenter). In January 1994, it expanded to new department stores (Suburbia) and restaurants (Vips, Porton and other specialized units). As of September 1, 1997, the joint venture companies were merged into Cifra and Wal-Mart Stores, Inc. Cifra's market capitalization was US$ 5.1 billion as of January 31, 1999.

CORPORACION INTERAMERICANA de ENTRETENIMIENTO, S.A. de C.V., (CIE) 6.2% of the Fund's total investments

CIE is the largest publicly traded, live entertainment holding company in Latin America. With headquarters in Mexico City, CIE has subsidiaries in entertainment, commercial and services. These

THE MEXICO EQUITY AND INCOME FUND, INC.

divisions span the live entertainment industry, from the operation of entertainment centers such as theaters, auditoriums and stadiums, to the promotion of concert and sporting events, and the organization of fairs and expositions. CIE also sells tickets for entertainment events in affiliation with Ticketmaster and markets goods and services through its telemarketing subsidiary, Grupo Sitel de Mexico. CIE's annual sales totaled US$ 127 million in 1998, and market capitalization was US$ 338 million as of January 31, 1999.

TELEFONOS DE MEXICO, S.A. de C.V. (TELMEX)
4.9% of the Fund's total investments

Telmex is the only Mexican company that offers national telecommunication services, including local, local distance, cellular, Internet and paging services. In August 1996, the company lost its exclusivity over the long distance market - and in the second half of 1999 it will face competition in the local service from wireless service concessionaires. However, in 1998 active lines increased to 9.9 million, 7% higher than 1997. In 1997, active lines increased by 4.5%. Telmex ended 1998 with 75% of the total lines in Mexico's 60 biggest cities. In addition, the company estimates that it commands approximately 73% of the cellular telephone market.

Telmex is competing in the US long distance market in a joint venture with Sprint, which focuses on the Hispanic market. Telmex also has a minority stake in the Internet services provider Prodigy (20%) which is launching an initial public offer in the US of eight million shares worth approximately US$ 90 million.

Telmex's cost and expense controls have enabled it to maintain high operating margins. Local service showed positive results in 1998 due to traffic increases, while the long distance service has experienced a contraction due to lower rates and interconnection fees. Telmex's annual sales totaled US$ 7.9 billion in 1998 and its market capitalization was US$ 19.5 billion as of January 31, 1999.

GRUPO INDUSTRIAL BIMBO, S.A. de C.V., (BIMBO)
4.5% of the Fund's total investments

Bimbo is the leading producer of packaged bread in Mexico where it commands 95% of the market. The company manufactures, distributes and sells industrial confectionery, salted and savory snacks, packaged corn flour and wheat tortillas, tostadas, caramel spreads, ready-made food, machinery and plastic articles - more than 700 products. The company's seven food organizations include: Bimbo, Marinela (which distributes cakes and cookies) and Barcel (which sells salted snacks). Bimbo has 70 manufacturing facilities covering 16 cities in Mexico and 12 countries.

Internationally, Bimbo is present in the US, Colombia, Argentina, Costa Rica, Honduras, Nicaragua, Peru and Uruguay. It is the market leader in Chile, Venezuela, Guatemala and El Salvador. Bimbo's total annual revenues amount to US$ 2.43 billion. International operations account for 22% of total sales. Its market capitalization was US$ 2.9 billion as of January 31, 1999.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

GRUPO TELEVISA, S.A.
4.4% of the Fund's total investments

Grupo Televisa is the largest media company in the Spanish-speaking world and a major player in international entertainment with interests in television production, broadcasting, international distribution of television programming, direct-to-home satellite services, publishing, radio production and broadcasting, music recording, cable television, professional sports and show business promotions, paging services, feature film production, distribution and dubbing.

Grupo Televisa also has unconsolidated equity stakes in several major assets, including Univision, the leading Spanish-language television company in the US. The company's recent acquisition of Grupo Alameda's equity subsidiary of Televicentro for US$ 230 million in cash will pay off in two ways. It acquires 4.19% of its own equity. In addition, by acquiring Grupo Alameda's US$ 539 million in operating losses, Grupo Televisa will obtain approximately US$ 130 million in fiscal benefits, which it plans to reflect in the year 2000. Televicentro's liabilities (including Grupo Alameda) total US$ 1,266 billion; and once the restructuring is signed, they will total US$ 533 million. Grupo Televisa's annual sales totaled US$ 1.7 billon in 1998, and its market capitalization was US$ 3.9 billion as of January 31, 1999.

APASCO, S.A de C.V.
3.9% of the Fund's total investments

Apasco is Mexico's second largest cement company. It has six plants whose combined installed capacity totals nine million tons per year. The company has a 25% share of the domestic cement market.

Apasco's administration has been recognized for efficiency and quality. In only four years, it raised its operating margin from 18% to 28%. 55% of Apasco's shares are held by Holderbank Financiere Glaris Ltd., a Swiss holding which is the largest cement conglomerate in the world. Holderbank has ample experience in the production and distribution of cement and provides Apasco with technical and operating support. Apasco's exports are channeled through Holderbank. Apasco is recognized for its solid financial position and great capacity for generating cash flow. Apasco's annual sales totaled US$ 607 million in 1998 (estimated), its market capitalization was US$ 928 million as of January 31, 1999.

GRUPO IMSA, S.A. de C.V. (IMSA)
3.9% of the Fund's total investments

Grupo Imsa is a diversified Industrial Conglomerate comprised of three business segments: (i) processed steel products (Imsa Acero), (ii) construction and related products and (iii) automotive batteries and related products (Enermex). Its Imsa Acero subsidiary is the biggest and most modern manufacturer of coated steel products in Latin America. As of third quarter 1998, Imsa commanded 41% of the domestic galvanized steel sheet market. Enermex is the sixth largest producer of batteries worldwide and boasts 78% of the domestic market. The construction product segment comprises two companies: Imsatec, which makes steel and plastic products, and Imsalum, which makes aluminum products.

THE MEXICO EQUITY AND INCOME FUND, INC.

Imsa recently acquired of 100% of the assets of Ahmsa's steel galvanizing and painting plants in Monclova, Coahuila. With this new facility, Imsa increases its steel galvanizing capacity by 220,000 tons and its painting capacity by 65,000 tons. Imsa's annual sales totaled US$ 3.6 billion in 1998 (estimated), and its market capitalization was US$ 682 million as of January 31, 1999.

KIMBERLY-CLARK DE MEXICO, S.A. de C.V.
3.8 % of the Fund's total investments

Kimberly Clark is the leading manufacturer of bleached paper products in Mexico. Consumer products include "Petalo" toilet paper and napkins, "Scribe" notebooks, "Kotex" sanitary towels and "Kleen Bebe" and "Huggies" diapers. It also manufactures writing and printing paper as well as the industrial products. As a result of the merger between Kimberly Clark Corporation and Scott Paper Co., Kimberly Clark de Mexico absorbed Compania Industrial de San Cristobal (Crisoba), its former arch rival in the Mexican market. Following the Crisoba acquisition, production capacity increased by approximately 65%. Kimberly's annual sales totaled US$ 1.2 billion in 1998, and its market capitalization was US$ 3.7 billion as of January 31, 1999.

M. Eugenia Pichardo
Acci Worldwide, S.A. de C.V.
Mexican Adviser

--------------------------------------------------------------------------------
Year 2000 Processing Issue

Many computer programs employed throughout the world will use two digits rather than four to identify the year. These programs, if not adapted, may not correctly handle the change from "99" to "00" on January 1, 2000, and may not be able to perform necessary functions. The Year 2000 issue affects virtually all companies and organizations.

Advantage Advisers, Inc. (the "U.S. Co-Adviser") and Acci Worldwide S.A. de C.V. (the "Mexican Adviser") have advised the Fund that they are implementing steps intended to ensure that their computer systems are capable of Year 2000 processing. In addition, the Fund is inquiring with third parties to assess the adequacy of their Year 2000 compliance efforts. The Fund intends to develop contingency plans intended to ensure that third-party noncompliance will not materially affect the Fund's operations. The Fund does not currently anticipate that the Year 2000 issue will have an adverse effect on the U.S. Co-Adviser's or the Mexican Adviser's ability to continue to provide the services currently provided to the Fund.

Companies in which the Fund invests could be adversely affected by the Year 2000 issue, but the Fund cannot predict the consequential effect on its investment return. To the extent the impact on a portfolio holding is negative, the Fund's investment return could be adversely affected.

Announcements

On March 11, 1999, the Fund announced that it intends to conduct a tender offer for up to 10% of each Shareholder's shares of common stock of the Fund at a price equal to 90% of the Fund's net asset value per share. The Fund intends to commence the tender offer on or about April 12, 1999; however, the tender offer will not commence until the filing of the appropriate documents with the U.S. Securities and Exchange Commission.

The Fund also announced that the Board of Directors has approved a share repurchase program that authorizes the Fund to buy back up to 10% of its outstanding shares of common stock in the open market following the completion of the tender offer. Under the program, the Fund will repurchase shares at management's discretion at times when it considers the repurchase to be consistent with the objectives of the program.

The Board of Directors approved the tender offer and share repurchase program at a special meeting of the Board held on March 5, 1999.
--------------------------------------------------------------------------------

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

                                                                January 31, 1999
Schedule of Investments                                              (Unaudited)

MEXICO (97.88% of holdings)

COMMON STOCKS (72.07% of holdings)

Number of                                                                 Percent of
Shares              Security                                              Holdings            Value
---------------------------------------------------------------------------------------------------------
                    Cement                                                   6.57%
       799,000      Apasco, S.A. de C.V. .........................................        $     2,888,662
       800,000      Cemex, S.A. ..................................................              1,955,730
                                                                                          ---------------
                                                                                                4,844,392
                                                                                          ---------------
                    Communications and Transportation                       11.14%
       354,000      Grupo Carso Global Telecom - A1 ..............................              1,382,568
        90,000      Grupo Televisa S.A. ADR* .....................................              2,306,250
        74,000      Grupo Televisa S.A. * ........................................                931,825
        45,800      Telefonos de Mexico, S.A. de C.V. ADR ........................              2,341,525
       494,000      Telefonos de Mexico, S.A. de C.V. L ..........................              1,256,262
                                                                                          ---------------
                                                                                                8,218,430
                                                                                          ---------------
                    Computers                                                0.35%
       740,000      Acer Computec Latino America, S.A. de C.V.* ..................                254,796
                                                                                          --------------
                                                                                                  254,796
                                                                                          ---------------
                    Construction                                             3.77%
     1,794,000      Consorcio Hogar, S.A. de C.V. B* .............................                773,017
       306,000      Corporacion Geo, S.A. de C.V. B* .............................                733,015
       849,900      Grupo Tribasa S. A. de C.V. ADR* .............................              1,274,850
                                                                                          ---------------
                                                                                                2,780,882
                                                                                          ---------------
                    Entertainment                                            1.40%
       510,000      Corporacion Interamericana de Entretenimiento,
                    S.A de C.V. L* ...............................................              1,028,529
                                                                                          ---------------
                                                                                                1,028,529
                                                                                          ---------------
                    Financial Groups                                         3.72%
    11,277,000      Grupo Financiero Bancomer, S.A. de C.V. B ....................              2,274,260
     2,000,000      Grupo Financiero GBM Atlantico, S.A. de C.V.B *+ .............                472,209
                                                                                          ---------------
                                                                                                2,746,469
                                                                                          ---------------
                    Food, Beverages, and Tobacco                            12.78%
        13,200      Empresas La Moderna, S.A. de C.V. ADR* .......................                318,450
       121,200      Fomento Economico Mexicano, S.A. de C.V. B ADR ...............              2,681,550

THE MEXICO EQUITY AND INCOME FUND, INC.

                                                               January 31, 1999
Schedule of Investments (continued)                                  (Unaudited)

COMMON STOCKS (continued)

Number of                                                                 Percent of
Shares              Security                                              Holdings            Value
---------------------------------------------------------------------------------------------------------
                    Food, Beverages, and Tobacco (continued)
       599,000      Fomento Economico Mexicano, S.A. de C.V. UBD .................        $     1,325,873
       614,000      Gruma, S.A. de C.V.B * .......................................              1,449,680
     1,569,000      Grupo Industrial Bimbo, S.A. de C.V. A .......................              3,326,311
       147,000      Grupo Modelo,  S.A. de C.V.C .................................                325,381
                                                                                          ---------------
                                                                                                9,427,245
                                                                                          ---------------
                    Industrial Conglomerates                                13.85%
       221,000      Alfa, S.A. de C.V. A .........................................                526,139
     2,105,000      Desc Sociedad de Fomento Industrial, S.A. de C.V. A ..........              1,863,748
       363,000      Desc Sociedad de Fomento Industrial, S.A. de C.V. B ..........                346,394
     1,500,000      Grupo Carso, S.A. de C.V. A1 .................................              4,242,499
     2,330,000      Grupo Imsa, S.A. de C.V. UBC .................................              2,865,224
       139,000      Grupo Industrial Sanluis, S.A. de C.V. .......................                154,520
       150,000      Vitro S.A. A .................................................                213,970
                                                                                          ---------------
                                                                                               10,212,494
                                                                                          ---------------
                    Mining                                                   3.17%
       708,000      Grupo Mexico, S.A. B* ........................................              1,856,193
       158,000      Industrias Penoles S.A. CP* ..................................                481,849
                                                                                          ---------------
                                                                                                2,338,042
                                                                                          ---------------
                    Paper Products                                           3.78%
       975,000      Kimberly-Clark de Mexico, S.A. de C.V. A .....................              2,791,195
                                                                                          ---------------
                                                                                                2,791,195
                                                                                          ---------------
                    Retailing                                                7.12%
     2,717,000      Cifra, S.A. de C.V. C* .......................................              3,015,028
       816,000      Cifra, S.A. de C.V. V* .......................................                905,507
       463,000      Organizacion Soriana, S.A. de C.V. B .........................              1,327,737
                                                                                          ---------------
                                                                                                5,248,272
                                                                                          ---------------
                    Specialty Stores                                         2.14%
     2,673,000      Nacional de Drogas, S.A. de C.V. L ...........................              1,577,767
                                                                                           --------------
                                                                                                1,577,767
                                                                                          ---------------
                    Steel                                                    0.05%
        30,000      Hylsamex S.A. B ..............................................                 33,940
                                                                                           --------------
                                                                                                   33,940
                                                                                          ---------------

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

                                                               January 31, 1999
Schedule of Investments (continued)                                  (Unaudited)

COMMON STOCKS (concluded)

Number of                                                                 Percent of
Shares              Security                                              Holdings            Value
---------------------------------------------------------------------------------------------------------
                    Textiles                                                 2.23%
     2,756,000      Grupo Covarra, S.A. de C.V.* .................................        $       976,055
     3,792,000      Hilasal Mexicana, S.A. de C.V. A* ............................                671,481
                                                                                          ---------------
                                                                                                1,647,536
                                                                                          ---------------

                    TOTAL COMMON STOCKS (Cost $71,792,343) .......................             53,149,989
                                                                                          ---------------

CONVERTIBLE DEBENTURES (2.78% of holdings)

Par Value
(000)
---------------------------------------------------------------------------------------------------------
    MXP 21,505      Grupo Financiero Bancomer 39.25%, 05/16/02** .................              2,052,163
                                                                                          ---------------
                    TOTAL CONVERTIBLE DEBENTURES (Cost $3,515,117) ...............              2,052,163
                                                                                           --------------

INFLATION INDEXED BOND (7.79% of holdings)
---------------------------------------------------------------------------------------------------------
    MXP 38,180      Vitro, S.A. 13.00%,  12/07/99 ................................              5,741,171
                                                                                          ---------------
                    TOTAL INFLATION INDEXED BOND (Cost $4,959,549) ...............              5,741,171
                                                                                          ---------------

MEXICAN GOVERNMENT BONDS (1.32% of holdings)
---------------------------------------------------------------------------------------------------------
     MXP 9,859      Bono de Desarrollo del Gobierno Federal
                       34.41%, 12/14/00** ........................................                969,907
                                                                                          ---------------
                    TOTAL MEXICAN GOVERNMENT BONDS (Cost $1,156,763) .............                969,907
                                                                                          ---------------

THE MEXICO EQUITY AND INCOME FUND, INC.

                                                                January 31, 1999
Schedule of Investments (continued)                                  (Unaudited)

SHORT-TERM OBLIGATIONS (13.92% of holdings)

Par Value                                                                 Percent of
  (000)             Security                                              Holdings            Value
---------------------------------------------------------------------------------------------------------

                    Convertible Debentures                                   4.81%
    MXP 32,791      Corporacion Interamericana Entretenimiento
                       12.00%, 06/06/99 ..........................................        $     3,548,460
                                                                                          ---------------
                    Total Convertible Debentures (Cost $4,525,605) ...............              3,548,460
                                                                                          ---------------
                    Promissory Notes                                         9.11%
    MXP 20,280      Banco Nacional de Obras y Servicias Publicas,
                       S.A. de C.V. 34.75% 02/01/99 ..............................              1,995,107
    MXP 16,000      Grupo Financiero Bancomer,
                       S.A. de C.V. 34.50% 02/01/99 ..............................              1,574,029
    MXP 32,000      Grupo Financiero Serfin,
                       S.A. de C.V. 34.75% 02/01/99 ..............................              3,148,057
                                                                                          ---------------
                    Total Promissory Notes (Cost $6,717,193) .....................              6,717,193
                                                                                          ---------------

                    TOTAL SHORT-TERM OBLIGATIONS (Cost $11,242,798) ..............             10,265,653
                                                                                          ---------------

                    TOTAL MEXICO (Cost $92,666,570) ..............................             72,178,883
                                                                                          ---------------

UNITED STATES SHORT TERM OBLIGATIONS (2.12% of holdings)

Number of Shares
---------------------------------------------------------------------------------------------------------
     1,565,640      Temporary Investment Fund, Inc. - Temp Cash Portfolio ........              1,565,640
                                                                                          ---------------
                    TOTAL UNITED STATES SHORT TERM OBLIGATIONS
                       (Cost $1,565,640) .........................................              1,565,640
                                                                                          ---------------

                    TOTAL INVESTMENTS (Cost $94,232,210)++                 100.00%        $    73,744,523
                                                                                          ===============

See page 13 for Footnotes and Abbreviations.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

                                                               January 31, 1999
Schedule of Investments (concluded)                                  (Unaudited)

Footnotes and Abbreviations

            *     Non-income producing security.

            ** Variable rate security. Interest rate represents rate at January 31, 1999.

            + At fair value as determined under the supervision of the Board of Directors.

            ++    Aggregate cost for Federal income tax purposes is $
                  96,810,389.

                  The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

                        Excess of market value over tax cost     $  2,380,586
                        Excess of tax cost over market value      (25,446,452)
                                                               --------------
                                                                 $(23,065,866)
                                                               ==============

                  MXP - Mexican Pesos
                  ADR - American Depository Receipt

See accompanying notes to financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

                                                                January 31, 1999
Statement of Assets and Liabilities                                  (Unaudited)

ASSETS

Investments, at value (Cost $94,232,210) ...........................................   $  73,744,523
Foreign currency holdings (Cost $89,411) ...........................................          89,411
Receivables:
Interest (net of withholding tax of $7,090) ........................................         262,376
     Maturities ....................................................................       7,354,653
     Securities sold ...............................................................       4,872,915
Prepaid expenses ...................................................................          62,020
                                                                                       -------------
                  Total Assets .....................................................      86,385,898
                                                                                       -------------
LIABILITIES

Payable for securities purchased ...................................................       8,491,337
Due to Mexican Adviser .............................................................          33,348
Due to Co-Adviser ..................................................................          25,652
Due to Administrator ...............................................................          12,826
Accrued expenses ...................................................................         116,441
                                                                                       -------------
                  Total Liabilities ................................................       8,679,604
                                                                                       -------------

                  Net Assets .......................................................   $  77,706,294
                                                                                       -------------

                  NET ASSET VALUE PER SHARE ($77,706,294/11,825,273) ...............   $        6.57
                                                                                       =============
NET ASSETS CONSIST OF:

Capital stock, $0.001 par value; 11,825,273 shares issued
      and outstanding (100,000,000 shares authorized) ..............................   $      11,825
Paid-in capital ....................................................................     131,288,786
Undistributed net investment income ................................................       2,300,104
Accumulated net realized loss on investments and foreign currency
      related transactions .........................................................     (35,430,284)
Net unrealized depreciation in value of investments and on translation of other
      assets and liabilities denominated in foreign currency .......................     (20,464,137)
                                                                                       -------------
                                                                                       $  77,706,294
                                                                                       =============

See accompanying notes to financial statements.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

                                                    For the Six Months Ended
Statement of Operations                             January 31, 1999 (Unaudited)

Investment Income
Interest (Net of taxes withheld of $75,922) ........................................      $     1,915,743
Dividends (Net of taxes withheld of $1,333) ........................................              558,779
                                                                                          ---------------
                  Total investment income ..........................................            2,474,522
                                                                                          ---------------
Expenses
Mexican Advisory fees ............................................      $    231,704
Co-Advisory fees .................................................           178,233
Administration fees ..............................................            89,117
Custodian fees ...................................................            87,413
Legal fees .......................................................            65,786
Audit fees .......................................................            29,490
Transfer agent fees ..............................................            26,617
Insurance ........................................................            20,843
NYSE fees ........................................................            12,230
Directors' fees ..................................................            11,796
Printing .........................................................            10,586
Miscellaneous ....................................................             8,571
                                                                       --------------
                  Total expenses ...................................................              772,386
                                                                                          ---------------
                  Net investment income ............................................            1,702,136
                                                                                          ---------------
Net Realized and Unrealized Loss on Investments, Foreign Currency Holdings and
Translation of Other Assets and Liabilities Denominated in Foreign Currency:
Net realized loss from:
     Security transactions .........................................................          (31,294,162)
     Foreign currency related transactions .........................................             (823,854)
                                                                                          ---------------
                                                                                              (32,118,016)
Net change in unrealized depreciation in value of investments and translation of other assets and liabilities denominated in
     foreign currency ..............................................................           (1,028,430)
                                                                                          ---------------
Net  realized and unrealized loss on investments, foreign currency holdings and translation of other assets and liabilities denominated
     in foreign currency ...........................................................          (33,146,446)
                                                                                          ---------------

Net decrease in net assets resulting from operations ...............................      $   (31,444,310)
                                                                                          ===============

See accompanying notes to financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Statements of Changes in Net Assets

                                                                            For the Six
                                                                            Months Ended       For the Year
                                                                            January 31, 1999   Ended
                                                                            (Unaudited)        July 31, 1998
------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

Operations

Net investment income .....................................................   $   1,702,136    $   2,688,766
Net realized gain (loss) on investments and foreign currency
     related transactions .................................................     (32,118,016)      24,739,811
Net change in unrealized depreciation  in value of investments, foreign currency holdings and  translation of other assets
and liabilities denominated in foreign currency ...........................      (1,028,430)     (64,248,203)
                                                                              -------------    -------------
      Net decrease in net assets resulting from operations ................     (31,444,310)     (36,819,626)
                                                                              -------------    -------------

Distributions to shareholders from
Net investment income ($0.19  per share) ..................................              --       (2,239,707)
Net realized gains ($0.93 and $3.37 per share, respectively) ..............     (10,997,504)     (39,858,265)
                                                                              -------------    -------------
     Decrease in net assets from distributions ............................     (10,997,504)     (42,097,972)
                                                                              -------------    -------------
Total decrease in net assets ..............................................     (42,441,814)     (78,917,598)
                                                                              -------------    -------------
NET ASSETS
Beginning of period .......................................................     120,148,108      199,065,706
                                                                              -------------    -------------
End of period  (including undistributed net investment income of
$2,300,104 and $597,968 respectively) .....................................   $  77,706,294    $ 120,148,108
                                                                              =============    =============

See accompanying notes to financial statements.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights

For a Share Outstanding throughout Each Period

                                                  For the Six
                                                  Months Ended   For the      For the      For the      For the      For the
                                                  January 31,    Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                  1999           July 31,     July 31,     July 31,     July 31,     July 31,
                                                  (Unaudited)    1998         1997         1996         1995         1994
-------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period ........     $  10.16       $  16.83     $  11.96     $  11.31     $  20.33     $  18.51
                                                  --------       --------     --------     --------     --------     --------
Net investment income .......................         0.14           0.23         0.43         0.81+        0.82         0.51
Net realized and unrealized gains (losses)
   on investments, foreign currency
   holdings, and translation of other
   assets and liabilities denominated
   in foreign currency ......................        (2.80)         (3.34)        5.55         0.67+       (5.98)        5.47
                                                  --------       --------     --------     --------     --------     --------
Net increase (decrease) from
   investment operations ....................        (2.66)         (3.11)        5.98         1.48        (5.16)        5.98
                                                  --------       --------     --------     --------     --------     --------

Less Distributions
   Dividends from net investment
     income .................................           --          (0.19)       (0.44)          --        (0.03)       (0.42)
   Distributions from net realized gains ....        (0.93)         (3.37)       (0.67)       (0.09)       (3.90)       (1.67)
                                                  --------       --------     --------     --------     --------     --------
Total dividends and distributions ...........        (0.93)         (3.56)       (1.11)       (0.09)       (3.93)       (2.09)
                                                  --------       --------     --------     --------     --------     --------

Capital share transactions
Anti-dilutive effect of dividend
   reinvestment .............................           --             --           --           --         0.07           --
Dilutive effect of rights offering ..........           --             --           --        (0.74)          --        (2.07)
                                                  --------       --------     --------     --------     --------     --------
Total capital share transactions ............           --             --           --        (0.74)        0.07        (2.07)
                                                  --------       --------     --------     --------     --------     --------
Net asset value, end of period ..............     $  16.57       $  10.16     $  16.83     $  11.96     $  11.31     $  20.33
                                                  ========       ========     ========     ========     ========     ========

Per share market value, end of period .......     $  15.25       $  17.75     $ 14.125     $ 19.625     $  11.25     $  21.25

Total Investment Return Based
   on Market Value* .........................       (20.28)%       (26.23)%      62.52%       (8.26)%     (31.96)%      41.40%

Ratios/Supplemental Data
Net assets, end of period (in 000s) .........     $ 77,706       $120,148     $199,066     $141,448     $ 99,779     $175,380
Ratios of expenses to average net
   assets ...................................         1.73%++        1.46%        1.49%        1.56%        1.71%        1.64%
Ratios of net investment income
   to average net assets ....................         3.82%++        1.65%        3.29%        7.32%        5.73%        2.75%
Portfolio turnover ..........................        55.78%         88.85%      127.44%       42.59%       50.52%       43.57%

See page 18 for footnotes.

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights (concluded)

* Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Total investment return does not reflect sales loads or brokerage commissions.

+     Based on average shares outstanding.

++    Annualized.

See accompanying notes to financial statements.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

                                                                January 31, 1999
Notes to Financial Statements                                        (Unaudited)

NOTE A: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Mexico Equity and Income Fund, Inc. (the "Fund") was incorporated in Maryland on May 24, 1990, and commenced operations on August 21, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination of net asset value, or, if no sales price is available at that time, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices, rather than the quoted closing price). Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost if their term to maturity from the date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase when acquired by the Fund was more than 60 days. Securities for which market values are not readily ascertainable, which aggregated $472,209 (0.61% of net assets) at January 31, 1999, are carried at fair value as determined in good faith by, or under the supervision of, the Board of Directors.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, including the accretion of discount and amortization of premium on investments, is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known to the Fund. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

Tax Status. No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders that will be sufficient to relieve it from all or substantially all U.S. Federal income and excise taxes.

THE MEXICO EQUITY AND INCOME FUND, INC.

                                                                January 31, 1999
Notes to Financial Statements (continued)                            (Unaudited)

In accordance with U.S. Treasury regulations, the Fund elected to defer $715,759 of net realized foreign currency losses arising after October 31, 1997. Such losses are treated for tax purposes as arising on August 1, 1998.

The Fund is subject to the following withholding taxes on income from Mexican sources:

      Effective December 31, 1998, dividends distributed by Mexican companies are subject to a 7.69% withholding tax. Mexican companies that reinvest profits are subject to income tax at a rate of 32%. Mexican companies that decide to distribute profits through dividends are subject to income tax at a rate of 35%. Prior to December 31, 1998, dividends distributed by Mexican companies were not subject to Mexican withholding tax if such dividends were paid out of taxed profits. Dividends distributed by Mexican companies from other sources were subject to a 34% withholding tax.

      Interest income on debt issued by the Mexican federal government is not subject to withholding. Withholding tax on interest from other debt obligations is at a rate of 4.9%.

      Gains realized from the sale or disposition of debt securities are not presently subject to taxation unless such securities are listed and traded on the Mexican Stock Exchange, ("MSE"), in which case a 4.9% withholding tax may apply. Gains realized by the Fund from the sale or disposition of equity securities that are listed and traded on the MSE are exempt from Mexican withholding tax if sold through the stock exchange. Gains realized on transactions outside of the MSE may be subject to withholding at a rate of 20% of the amount received or, upon the election of the Fund, at 30% of the gain. If the Fund has owned less than 25% of the outstanding stock of the issuer of the equity securities within the 12 month period preceding the disposition, then such disposition will not be subject to capital gains taxes as provided for in the treaty to avoid double taxation between Mexico and the United States.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, assets and liabilities at the current peso exchange rate on the valuation date, and

      (ii) purchases and sales of investment securities, income and expenses at the peso rate of exchange prevailing on the respective dates of such transactions.

The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

                                                                January 31, 1999
Notes to Financial Statements (continued)                            (Unaudited)

in the market prices of securities. The Fund does isolate the effect of fluctuations in foreign currency rates, however, when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes. The Fund reports foreign exchange realized gains and losses on all other foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for Federal income tax purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in the foreign exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability.

Distribution of Income and Gains. The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income, including foreign currency gains, and to normally distribute annually any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers), except in circumstances where the Fund realizes very large capital gains and where the Directors of the Fund determine that the decrease in the size of the Fund's assets resulting from the distribution of the gains would not be in the interest of the Fund's shareholders generally. An additional distribution may be made to the extent necessary to avoid payment of a 4% Federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with U.S. Federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of paid-in-capital.

During the year ended July 31, 1998, the Fund reclassified a loss of $896,629 from accumulated net realized gain on investments and foreign currency related transactions to undistributed net investment income as a result of permanent book and tax differences relating primarily to foreign currency losses. Net investment income and net assets were not affected by the reclassification.

THE MEXICO EQUITY AND INCOME FUND, INC.

                                                                January 31, 1999
Notes to Financial Statements (continued)                            (Unaudited)

NOTE B: MANAGEMENT, INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Acci Worldwide, S.A. de C.V. serves as the Fund's Mexican Adviser (the "Mexican Adviser") under the terms of the Advisory Agreement (the "Advisory Agreement"). Pursuant to the Advisory Agreement, the Mexican Adviser makes investment decisions for the Fund and supervises the acquisition and disposition of securities by the Fund. For its services, the Mexican Adviser receives a monthly fee at an annual rate of 0.52% of the Fund's average monthly net assets. For the six months ended January 31, 1999, these fees amounted to $231,704.

Advantage Advisers, Inc., serves as the Fund's U.S. Co-Adviser (the "U.S. Co-Adviser") under the terms of the U.S. Co-Advisory Agreement (the "Co-Advisory Agreement"). Pursuant to the Co-Advisory Agreement, the Co-Adviser makes investment decisions regarding the Fund's convertible debt securities jointly with the Mexican Adviser and provides advice and consultation to the Mexican Adviser on investment decisions for the Fund. For its services, the Co-Adviser receives a monthly fee of 0.40% of the Fund's average monthly net assets. For the six months ended January 31, 1999, these fees amounted to $178,233.

CIBC Oppenheimer Corp. serves as the Fund's administrator (the "Administrator"). The Administrator provides certain administrative services to the Fund. For its services, the Administrator receives a monthly fee at an annual rate of 0.20% of the value of the Fund's average monthly net assets. For the six months ended January 31, 1999, these fees amounted to $89,117.

The Fund pays each of its directors who is not a director, officer or employee of the Mexican Adviser, the Co-Adviser, the Administrator or any affiliate thereof an annual fee of $5,000 plus $700 for each Board of Directors meeting attended in person and $100 for each meeting attended by means of a telephone conference. In addition, the Fund reimburses the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

NOTE C: PORTFOLIO ACTIVITY

Purchases and sales of securities other than short-term obligations, aggregated $44,478,439 and $55,267,794 respectively, for the six months ended January 31, 1999.

NOTE D: TRANSACTIONS WITH AFFILIATES

Acciones y Valores de Mexico, S.A. de C.V., the parent company of the Mexican Adviser, received total brokerage commissions of $83,694 during the six months ended January 31, 1999.

NOTE E: OTHER

At January 31, 1999, substantially all of the Fund's assets were invested in Mexican securities. The

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

                                                                January 31, 1999
Notes to Financial Statements (continued)                            (Unaudited)

Mexican securities markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of securities by the Fund may be inhibited.

NOTE F: SUBSEQUENT EVENTS

On March 11, 1999, the Fund announced that it intends to conduct a tender offer for up to 10% of each Shareholder's shares of common stock of the Fund at a price equal to 90% of the Fund's net asset value per share. The Fund intends to commence the tender offer on or about April 12, 1999; however, the tender offer will not commence until the filing of the appropriate documents with the U.S. Securities and Exchange Commission.

The Fund also announced that the Board of Directors has approved a share repurchase program that authorizes the Fund to buy back up to 10% of its outstanding shares of common stock in the open market following the completion of the tender offer. Under the program, the Fund will repurchase shares at management's discretion at times when it considers the repurchase to be consistent with the objectives of the program.

The Board of Directors approved the tender offer and share repurchase program at a special meeting of the Board held on March 5, 1999.

THE MEXICO EQUITY AND INCOME FUND, INC.

Results of Annual Shareholders Meeting

The Fund held its annual shareholders meeting on November 9, 1998. At the meeting, shareholders elected each of the nominees proposed for election to the Fund's Board of Directors, and ratified the selection of PricewaterhouseCoopers LLP to serve as the independent accountants of the Fund for the year ending July 31, 1999. In addition, a stockholder proposal to terminate the investment advisory agreements with Advantage Advisers, Inc. (the "U.S. Co-Adviser") and Acci Worldwide, S.A. de C.V. (the "Mexican Adviser") and to cause the board to solicit competitive proposals for a new adviser failed to obtain a sufficient amount of votes to pass the stockholder proposal under the Investment Company Act of 1940, as amended. The following table provides information concerning the matters voted on at the meeting:

I. Election of Directors

       Nominee                Votes For           Votes Withheld
       -------                ---------           --------------

       Carrol W. Brewster     9,236,249              1,182,118
       Sol Gittleman          9,235,021              1,183,346

At January 31, 1999, in addition to Carroll W. Brewster and Sol Gittleman, the other directors of the Fund were as follows:

       Alan Rappaport
       Luis Rubio

II. Ratification of PricewaterhouseCoopers LLP as the Independent Accountants of the Fund

       Votes For              Votes Against      Votes Abstained
       ---------              -------------      ---------------

       10,118,293                210,666              89,408

III. Stockholder Proposal to Terminate the Fund's Investment Advisory Agreements with Advantage Advisers, Inc. & ACCI Worldwide, S.A. de C.V.

       Votes For              Votes Against       Votes Abstained       No Vote
       ---------              -------------       ---------------       -------

       4,640,128                1,987,648             309,986          3,480,604

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

The Mexico Equity and Income Fund, Inc.

                                                                   March 5, 1999

Dear Fund Shareholder,

We are pleased to provide you with the unaudited financial statements of The Mexico Equity and Income Fund, Inc. (the "Fund") for the semiannual period ending January 31, 1999. Over the past six months, the U.S dollar net asset value (NAV) return was -23.9%. The Fund's price closed on the New York Stock Exchange at $5.25 per share on the last trading day for the month of January, 1999. During the same period the Bolsa Index - in U.S. dollars - fell 18.0%. The relative performance during the recent six-month period was affected by our asset allocation and by our internal risk control measures, which limited our exposure to Telmex. Telmex represents 27% of the Bolsa Index; we limit our exposure to less than 10% in any one issue. We believe that over time, these limitations produce superior investment results with lower volatility.

We believe that Mexico will be one of the emerging markets that will expand in 1999. We feel that the Mexico Equity & Income Fund continues to offer investors an attractive alternative for asset diversification and continues to offer investors the opportunity to remain active in emerging markets. Thank you for your continued support of the Fund.

Sincerely,


/s/ Alan Rappaport

Alan Rappaport
Chairman

                    THE MEXICO EQUITY AND INCOME FUND, INC.

Report of the Mexican Adviser

For the Six Months Ended January 31, 1999

--------------------------------------------------------------------------------
MEXICO'S ECONOMIC ENVIRONMENT

Mexico experienced strong expansion throughout 1998 in light of significant capital outflows and sharply declining oil prices. The 18.6% increase in the CPI's return for 1998 exceeded original estimates of 12.0%. This can be directly attributed to the depreciation of the Peso and the government's adoption of a restrictive monetary policy. We believe that the Mexican government's actions will result in price stability and controlled economic growth for 1999. In addition, we believe Mexico will be one of the only Latin American or emerging market countries to experience economic expansion in 1999.

Economic statistics for the period beginning August 1, 1998 through January 31, 1999 indicate an inflation rate of 11.2% in Mexico, far exceeding government and private sector estimates. In addition, the Mexican Peso declined 14.0% against the US Dollar as a result of lower oil prices and capital outflows. These capital outflows can be linked to investor sentiment after the catastrophic events which took place in Brazil and Russia. The Peso ended the period, August 1, 1998 to January 31, 1999, at $10.15 Peso per $1.00 US Dollar, fluctuating from a high of $11.16 Peso per $1.00 US Dollar in mid-January of 1999. Finally, domestic interest rates had a volatile year, fluctuating between a low of 20% during August and a high of 47% in September, finishing January 1999 at 33%.

We believe that Mexico's economy may be affected by four key factors in 1999:
(i) possible political transition due to the 2000 presidential elections in which the Party of the Institutional Revolution (PRI) could be defeated after 70 years of leadership, (ii) depressed oil prices, (iii) the possibility of a weak US economy and/or stock market and (iv) a continued reduction of international capital flows.

--------------------------------------------------------------------------------
Fund Updates

The Fund's toll-free phone number, (800) 421-4777, provides callers with a recorded monthly update of the markets in which the Fund invests. It also offers details about the Fund, its portfolio and performance.

Tracking the Fund's NAV

The Fund's net asset value (NAV) is calculated weekly and published in The Wall Street Journal every Monday under the heading "Closed End Funds." The Fund's NAV is also published in Barron's on Saturdays and in The New York Times on Mondays. The Fund is listed on the New York Stock Exchange under the ticker symbol MXE.
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THE MEXICO EQUITY
AND INCOME FUND, INC.

Mexican Investment Adviser:

ACCI Worldwide, S.A. de C.V.

U.S. Investment Adviser:

Advantage Advisers, Inc., a wholly owned subsidiary of CIBC Oppenheimer Corp.

Administrator:

CIBC Oppenheimer Corp.

Sub-Administrator:

PFPC, Inc.

Transfer Agent and Registrar:

PNC Bank, N.A.

Custodian:

PFPCTrust Company
Citibank, N.A.

Effective May 3, 1999, CIBC Oppenheimer Corp. will change its name to CIBC World Markets Corp. All references to the company thereafter shall automatically be modified without further action.